UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2022

_______________________________

STEELCASE INC.

(Exact name of registrant as specified in its charter)

_______________________________

Michigan	1-13873	38-0819050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 44th Street SE

Grand Rapids, Michigan 49508

(Address of Principal Executive Offices) (Zip Code)

(616) 247-2710

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Steelcase Inc. (the "Company") reported its second quarter fiscal year 2023 results today and is furnishing the earnings release as Exhibit 99.1 attached hereto.  Members of the public are invited to listen to the Company's webcast conference call on September 22, 2022, at 8:30 a.m. Eastern time through the link at ir.steelcase.com.  A replay of the webcast will also be accessible through the Company's website.

The information furnished pursuant to this Item 2.02 and Item 7.01 to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On September 21, 2022, the Board of Directors of the Company authorized a series of actions in response to recent volume decline in the Company's incoming orders and lower than expected return-to-office trends in the Americas.  The actions may include the elimination of up to 180 salaried positions in the Company's Americas segment and Corporate functions, and the Company currently expects to incur approximately $8 million in restructuring costs, consisting of cash severance payments and other separation-related benefits, related to these actions.  The Company expects these actions to be completed in the third quarter of fiscal year 2023.

Item 7.01. Regulation FD Disclosure.

The Company has updated its investor presentation and will make it available on the Company's website at ir.steelcase.com.  The Company uses this presentation from time to time when Company executives interact with investors and analysts to discuss the Company's business strategies and long-term goals.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS.

Exhibit
Number	Description

99.1	Earnings Release - Second Quarter Ended August 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCASE INC.

Date: September 21, 2022	By:	/s/ David C. Sylvester
David C. Sylvester
Senior Vice President, Chief Financial Officer